Exhibit 99.7

RumbleOn Announces Commencement of $10.0 Million

Fully Backstopped Registered Rights Offering

Irving, Texas – November 26, 2024 - RumbleOn, Inc. (NASDAQ: RMBL) (the “Company” or “RumbleOn”) announced today that it has commenced a $10.0 million fully backstopped registered equity rights offering (the “Rights Offering”), pursuant to which the Company is expected to receive aggregate gross proceeds of $10.0 million, less expenses related to the Rights Offering. The Company intends to use the proceeds from the Rights Offering for general corporate purposes which may include repayment of the Company’s convertible senior 6.75% promissory notes due January 1, 2025. The proceeds raised will also satisfy, in part, the additional capital financing obligations of the Company pursuant to a recent amendment to the Company’s credit agreement with Oaktree.

The Company is distributing at no charge to the holders of (i) its Class A common stock, par value $0.001 per share (the “Class A common stock”), and (ii) Class B common stock, par value $0.001 per share (the “Class B common stock” and, together with the Class A common stock, the “common stock”), in each case as of the close of business on November 25, 2024 (the “Record Date”), non-transferable subscription rights (the “Subscription Rights”) to purchase up to 2,392,344 shares of Class B common stock at price of $4.18 per share (the “Subscription Price”). The aggregate subscription value of all shares of Class B common stock available for purchase in the Rights Offering is $10.0 million. Each holder of common stock as of the Record Date (each, an “Eligible Stockholder”) will receive one Subscription Right for each share of the common stock owned as of the Record Date. Each Subscription Right entitles the holder to purchase 0.0677 shares of Class B common stock. The Company will not issue any fractional shares of Class B common stock in the Rights Offering. Instead, the Company will round down the aggregate number of shares of Class B common stock the Eligible Stockholders are entitled to receive to the nearest whole number. Accordingly, as each Subscription Right represents the right to purchase 0.0677 shares of Class B common stock, an Eligible Stockholder must hold at least 15 shares of Class A common stock or Class B common stock to receive sufficient Subscription Rights to purchase at least one share of Class B common stock in the Rights Offering. Eligible Stockholders will not be entitled to exercise an over-subscription privilege to purchase additional shares of Class B common stock that may remain unsubscribed as a result of any unexercised Subscription Rights.

The Subscription Rights will expire and will have no value if they are not exercised prior to 5:00 p.m. Eastern Time, on the expiration time for the Rights Offering (the “Expiration Time”), which is currently expected to be 5:00 p.m. Eastern time on December 12, 2024, unless the Company, in its sole discretion, extends the period for exercising the Subscription Rights. Subject to the terms and conditions of the Support and Standby Purchase Agreement (defined below), the Company reserves the right to cancel, terminate, amend, or extend the Rights Offering at any time prior to the Expiration Time.

On November 26, 2024, the Company entered into a support and standby purchase agreement (the “Support and Standby Purchase Agreement”) with Stone House Capital Management, LLC, which is a holder of Class B common stock and is managed by Mark Cohen, a member of the board of directors of the Company (together with its affiliates, the “Standby Purchaser”), and Mark Tkach and William Coulter, each of whom is a holder of the Class B common stock and a member of the board of directors of the Company (collectively, the “Support Purchasers” and, together with the Standby Purchaser, the “Investors”). The Support and Standby Purchase Agreement provides, among other things, that (i) the Standby Purchaser will purchase from the Company in a private placement any shares of Class B common stock included in the Rights Offering that are not subscribed for and purchased by Eligible Stockholders (collectively, the “Backstop Securities”) for the same per share Subscription Price payable by the Eligible Stockholders electing to exercise their Subscription Rights in the Rights Offering; and (ii) each Support Purchaser will exercise all of his respective Subscription Rights in full prior to the Expiration Time.

Other Important Information

The Subscription Rights will not be listed for trading on any stock exchange or market. Therefore, there will be no public market for the Subscription Rights. However, the shares of Class B common stock issued upon the exercise of the Subscription Rights will remain listed on The Nasdaq Capital Market of the Nasdaq Stock Market LLC under the symbol “RMBL.”

The Company expects that Broadridge Corporate Issuer Solutions, LLC, the subscription and information agent for the Rights Offering, will distribute subscription documents for the Rights Offering to Eligible Stockholders beginning on or about November 26, 2024. Holders of shares of common stock held in “street name” through a brokerage account, bank or other nominee should contact their broker, bank or other nominee for details regarding participation in the Rights Offering. For any questions or further information about the Rights Offering, please contact the information agent, at (888) 789-8409 (Toll-Free), or via email at shareholder@broadridge.com.

Neither the Company nor its board of directors has made or will make any recommendation to holders regarding participation in the Rights Offering. Holders should make an independent investment decision about whether to participate in the Rights Offering based on their own assessment of the Company’s business and the Rights Offering.

The offering of the Class B common stock pursuant to the Rights Offering is being made pursuant to the Company’s existing effective shelf registration statement on Form S-3 (Reg. No. 333-281862) on file with the Securities and Exchange Commission (the “SEC”) and a prospectus supplement (and the accompanying base prospectus) filed with the SEC on the date hereof.

The information in this press release is not complete and is subject to change. This press release shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction. The Rights Offering will be made only by means of the prospectus supplement (and the accompanying base prospectus) filed with the SEC on the date hereof.

About RumbleOn

RumbleOn, Inc. (NASDAQ: RMBL), operates through two operating segments: our Powersports dealership group and Wholesale Express, LLC, an asset-light transportation services provider focused on the automotive industry. Our Powersports group is the largest powersports retail group in the United States (as measured by reported revenue, major unit sales and dealership locations), offering over 500 powersports franchises representing 50 different brands of products. Our Powersports group sells a wide selection of new and pre-owned products, including parts, apparel, accessories, finance & insurance products and services, and aftermarket products. We are the largest purchaser of pre-owned powersports vehicles in the United States and utilize RideNow’s Cash Offer to acquire vehicles directly from consumers.

For more information on RumbleOn, please visit rumbleon.com.

Cautionary Note on Forward-Looking Statements

The Company’s press release contains statements that constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, those regarding the Company’s plans to launch a Rights Offering, the anticipated final terms, timing and completion of the proposed Rights Offering, and the use of proceeds from the proposed Rights Offering. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “hopes,” “may,” “plan,” “possible,” “potential,” “predicts,” “projects,” “should,” “targets,” “would” and similar expressions, although not all forward-looking statements contain these identifying words. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from current expectations and beliefs, including, but not limited to, risks and uncertainties related to: whether the proposed transactions will be completed in a timely manner, or at all; the risk that all of the closing conditions for the proposed Rights Offering are not satisfied; the occurrence of any event, change or other circumstance that could cause the Company not to proceed with the Rights Offering; the determination of the final terms of the proposed Rights Offering; the satisfaction of customary closing conditions related to the proposed Rights Offering; risks related to the diversion of management’s attention from RumbleOn’s ongoing business operations; the impact of general economic, industry or political conditions in the United States or internationally, as well as the other risk factors set forth under the caption “Risk Factors” in the registration statement, as amended, and in RumbleOn’s Annual Report for the year ended December 31, 2023 and Quarterly Reports on Form 10-Q for the quarters ended March 30, 2024, June 30, 2024 and September 30, 2024 and in any other subsequent filings made with the SEC by RumbleOn. There can be no assurance that RumbleOn will be able to complete the proposed Rights Offering on the anticipated terms, or at all. Any forward-looking statements contained in this press release speak only as of the date hereof, and RumbleOn specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact:

investors@rumbleon.com

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